UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Website: www.newgermanyfund.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 35% of its assets in large cap German companies, and up to 20% elsewhere in Western Europe.

•  The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2008

20958

The New Germany
Fund, Inc.

LETTER TO THE SHAREHOLDERS

In the second quarter, global stock market performance was characterized by high volatility. Following aggressive policy measures by the US Federal Reserve Board (the Fed) to support the US financial sector in March, tension in the credit markets continued to ease and stock markets recovered until mid-May. From then on, however, stock markets declined based on a combination of renewed tensions in credit markets, negative indications for growth, and accelerating inflation. Important leading indicators, such as the German Ifo Business Climate Index, continued to signal a slowdown of growth, while consumer confidence continued to weaken, particularly in the US, UK, Spain, Italy, and — to a smaller extent — Germany.1 At the same time, commodity prices continued to rise significantly despite indications of slowing growth. Oil prices increased by some 34% over the quarter, reaching a record level of $140 per barrel at the en d of June 2008. Inflation accelerated on a global scale, reaching 4.0% year-over-year in the Eurozone in June.2 With reference to the threat of further accelerating inflation and despite the weakening outlook for growth, the European Central Bank (ECB) signaled a rate increase for July, which was a further burden for stock markets.

For the six months ended June 30, 2008, the New Germany Fund's total return was -1.32% based on net asset value and -6.32% based on share price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was -5.00%.3

During the second quarter of 2008, we decreased the Fund's underweight in the material sector by increasing existing positions in K+S and Salzgitter to benefit from the rising raw material prices.4 Overall, our positions in the material sector were beneficial to the Fund's performance. The Fund's long-term holding in K+S and underweights in Pfleiderer, HeidelbergCement, Symrise and Altana contributed positively to performance, while underweights in Norddeutsche Affinerie and Salzgitter were a drag on performance. K+S, a leading manufacturer and marketer of commercial salt products and fertilizers, benefited from upgrades in analysts' earnings estimates for 2008. We kept the Fund's overweight in the industrial sector, which contributed positively to performance. Specifically, an overweight position in Bauer as well as an underweight position in Rofin-Sinar, Heidelberger Druckmaschinen and Wirecard helped the fund's performance. In contrast, exposure to underperforming ElringKlinger and Sartorius detracted from performance. In the consumer discretionary sector, ongoing concerns regarding the weakening US and European economy, rising inflation rates and poor retail sales figures from European competitors burdened the performance of consumer stocks in Germany. The Fund's underweight positions in Arcandor and Puma and overweight position in Kloeckner & Co contributed positively to performance, while overweight positions in ProSieben and Praktiker Bau-und Heimwerkermaerkte detracted from performance. During the quarter, we sold the Fund's position in ProSieben on concerns that a deteriorating spending trend on advertising in Europe and a rather weak pricing environment may burden future profitability of the group. We reduced the Fund's overweight in financials by selling positions in Aareal and Interhyp. During the quarter, ING Direct launched a takeover for Interhyp, the leading independent residential mortgage distributor in Germany, and we sold the Fund's position to realize the profit. Our stock picking in the financial sector detracted from performance mainly due to an overweight in IVG Immobilien. The shares declined due to negative developments in the UK office market. However, 75% of IVG's office portfolio is located in Germany and only 4% is exposed to the UK

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

LETTER TO THE SHAREHOLDERS (continued)

market. We believe that the share price is indicating an extremely pessimistic view on the German office market.

The New Germany Fund purchased 32,900 of its shares in the open market during the first six months of 2008. The Fund's discount to net asset value averaged 13.49% for the six months ending June 30, 2008, compared with 8.43% for the same period last year.

1  The Ifo Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the Eurozone, which is a term used to describe the countries that joined the third stage of EMU and adopted the euro.

2  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

3  The Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. MDAX is a total rate of return index of 50 midcap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

FUND HISTORY AS OF JUNE 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.newgermanyfund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months period June 30,		For the years ended December 31,
	2008(b)		2007		2006		2005		2004		2003
Net Asset Value(a)	(1.32)%		25.17%		43.94%		13.68%		24.44%		93.07%
Market Value(a)	(6.32)%		25.14%		44.13%		18.94%		30.50%		102.42%
Benchmark	(5.00	)%(1)	22.10	%(1)	42.51	%(1)	14.17	%(1)	23.46	%(1)	78.56	%(2)

  (a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any, at prices received under the Fund's dividend reinvestment plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six month period are not annualized.

(1)  Represents the Midcap Market Performance Index.***

(2)  Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03–3/31/03 and 100% Midcap Market Performance Index from 4/1/03–12/31/03.

  *  MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.

 **  NEMAX 50 is comprised of the 50 largest technology issues from the Prime Segment that are ranked below the DAX.

 ***  Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

****  TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is diversified but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2008 (continued)

STATISTICS:

Net Assets	$377,600,420
Shares Outstanding	19,810,858
NAV Per Share	$19.06

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total
05/06/08	05/15/08	$0.059	$—	$0.059
12/21/07	01/10/08	$0.255	$—	$0.255
05/03/07	05/15/07	$0.340	$—	$0.340
12/21/06	12/28/06	$0.055	$—	$0.055
05/05/06	05/15/06	$0.150	$—	$0.150
12/22/05	12/30/05	$0.410	$—	$0.410
05/19/05	05/27/05	$0.140	$—	$0.140
12/22/04	12/31/04	$0.230	$—	$0.230
05/06/04	05/14/04	$0.050	$—	$0.050
12/22/03	12/31/03	$0.022	$—	$0.022
07/24/03	07/30/03	$0.003	$—	$0.003
11/20/00	11/29/00	$0.010	$1.30	$1.310
09/01/00	09/15/00	$0.070	$0.35	$0.420

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/08)	1.14%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2008 (As a % of Portfolio's Assets)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2008 (As a % of Portfolio's Net Assets)

1.	K + S	13.1%
2.	Fresenius	6.1%
3.	SGL Carbon	4.7%
4.	Salzgitter	4.3%
5.	Q-Cells	4.0%
6.	GEA Group	3.9%
7.	Bilfinger Berger	3.4%
8.	Stada Arzneimittel	3.1%
9.	EADS	2.9%
10.	United Internet	2.7%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The forms are available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question:How has the strong euro impacted German companies?

Answer: The euro rose 8 percent against the US dollar in the first half of 2008, and almost 15% year-over-year. Generally speaking, the strength of the euro may potentially draw export activity away from Germany. Strategically, German companies have been increasingly outsourcing their business outside Europe in the past couple of years. The cost advantages generated outside Europe improved profitability and have helped many companies stay competitive domestically and globally. In addition, hedging currency has become more diverse and accessible in recent years.1 Currency risk management has also played a vital role in running German businesses. Most companies by now should already have positioned themselves to deal with the movement of currency. As part of our investment approach, we continue to focus on improvement in underlying businesses and a ssociated risks, such as currency fluctuations.

Question:How are the rising consumer price index and fears of inflation affecting consumer sentiment in Germany?

Answer: With rising food prices and record energy prices, consumer confidence remains at a low level and real income growth has been hit by commodity price-related increases. Consumers are likely reluctant to spend throughout the economic recovery. We expect a slowdown in economic activity to prevent wage growth. On the positive side, disposable income is still intact with the labor market in good health. We expect GDP growth in Germany to surpass GDP growth in France and Italy for 2008. The European Central Bank has also taken steps to prevent further increases in inflation, raising interest rates by a quarter point to 4.25% in early July and vows to maintain a stance of heightened alertness on inflation. We believe once the fear of inflation has diminished and the consumer price index has stabilized, consumer confidence will recover, allowing the German e conomy to remain competitive in the medium term.

Question:How did Germany's equity markets react during the first half of 2008 to the global economic crisis?

Answer: The DAX Index and MDAX Index were down 15% and 2% respectively, in USD terms, in the first half of 2008. Small- and mid-cap stocks corrected significantly less than large-cap companies, primarily due to the fact that financial exposure in MDAX is significantly lower than in the DAX. Global stock market performance was characterized by high volatility. Tension in the credit markets, accelerating inflation and slowdown of growth were the key contributors to the recent market sell-off. Small- and mid-cap stocks are typically trading at a premium relative to large-caps, as their growth potential has historically been higher than blue chips. That said, the valuation for MDAX is now showing a slight premium relative to DAX. Despite the macro risk, we believe small- and mid-caps are at an attractive level and may potentially outperform blue chips if there is a recovery.

1  Hedging currency is a method of reducing exchange rate risk by diversifying currency holdings and adjusting them according to changes in exchange rates.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

ECONOMIC OUTLOOK

Over the last three months, 2008 earnings expectations for the German MDAX Index have been essentially unchanged while EPS estimates have been sliced by 4.1% for TecDAX companies and by 5.4% for the DAX index on average. Currently, German MDAX companies are trading at a slight premium on 2008 estimate earnings multiple relatively to German blue chips. The expected earnings growth rate for the MDAX still looks healthy compared until last year, namely driven by earnings improvement at K+S and EADS which represented 10% and 5% of the index, while the market expects earnings growth at a single digit for the DAX. However, in light of elevated macro risks we remain cautious as 2008 estimate earnings may see further downgrades for those German small and mid caps with high leverage in times of tighter credit, higher interest and inflation rates as well as the highly dependence on bank financing. The continued slow down on economic growth and fears o n inflation may potentially limit for a fast recovery. Recently, the forecast of the GDP growth in Germany is at 2.6% for 2008, which indicated slightly better than the averages of other countries within the Euro-zone region. The European Central Bank (ECB) stated they will raise interest rates by quarter point to 4.25% during early July. The growth of the consumer price index forecasts at 3.3% for 2008. The labor market remains in good health.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE NEW GERMANY FUND
SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 93.7%
	COMMON STOCKS – 85.8%
	AEROSPACE & DEFENSE – 0.9%
109,084	MTU Aero Engines Holding	$3,560,751
	AUTO COMPONENTS – 2.0%
54,448	ElringKlinger	5,162,940
9,245	Leoni	396,156
120,000	Saf-Holland	2,079,528
		7,638,624
	CAPITAL MARKETS – 0.6%
44,448	MPC Muenchmeyer Petersen Capital†	2,342,282
	CHEMICALS – 17.7%
84,166	K + S	48,569,591
177,760	Lanxess	7,303,524
50,000	Symrise	1,087,026
46,364	Wacker Chemie	9,697,035
		66,657,176
	COMPUTERS & PERIPHERALS – 1.3%
72,727	Wincor Nixdorf	5,066,467
	CONSTRUCTION & ENGINEERING – 7.8%
74,341	Bauer†	7,181,603
143,181	Bilfinger Berger	12,480,641
96,567	Hochtief	9,829,226
		29,491,470
	ELECTRICAL EQUIPMENT – 14.0%
145,447	Q-Cells*†	14,788,515
250,686	SGL Carbon*	17,609,961
25,000	SMA Solar Technology*	2,181,929
206,957	Solarworld	9,869,233
304,800	Tognum†	8,220,715
		52,670,353
	HEALTHCARE PROVIDERS & SERVICES – 2.0%
40,000	Celesio	1,448,108
187,460	Rhoen Klinikum†	5,956,695
		7,404,803
	HOUSEHOLD DURABLES – 0.6%
118,886	Loewe*	2,284,975

Shares	Description	Value(a)
	INDUSTRIAL CONGLOMERATES – 2.4%
122,583	Rheinmetall	$8,866,013
	INSURANCE – 2.7%
33,938	AMB Generali Holding	6,160,344
80,805	Hannover Ruckversicherungs	3,990,861
		10,151,205
	INTERNET SOFTWARE & SERVICES – 2.6%
500,966	United Internet	9,881,057
	LIFE SCIENCES TOOLS & SERVICES – 0.4%
28,287	Gerresheimer	1,442,070
	MACHINERY – 8.6%
408,046	GEA Group	14,425,232
92,116	Krones	7,887,247
298,963	Max Automation	2,058,210
52,714	Pfeiffer Vacuum Technology	5,471,047
20,000	Vossloh	2,608,862
		32,450,598
	METALS & MINING – 4.2%
86,645	Salzgitter	15,888,662
	PERSONAL PRODUCTS – 1.6%
80,391	Beiersdorf	5,923,326
	PHARMACEUTICALS – 3.0%
157,563	Stada Arzneimittel†	11,324,013
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.1%
96,965	Deutsche Euroshop†	3,713,563
339,364	IVG Immobilien†	6,693,618
323,204	RCM Beteiligungs*	1,135,462
		11,542,643
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%
260,766	Kontron	3,574,054
300,255	Suess MicroTec*	2,043,454
		5,617,508
	SOFTWARE – 2.5%
157,563	Software AG	9,566,582

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (unaudited) (continued)

Shares	Description	Value(a)
	SPECIALTY RETAIL – 2.2%
60,000	Douglas Holdings	$3,128,744
248,465	Praktiker Bau- und Heimwerkermaerkte	5,256,929
		8,385,673
	TEXTILE, APPAREL & LUXURY GOODS – 0.4%
4,647	Puma	1,560,520
	TRADING COMPANIES & DISTRIBUTORS – 2.5%
164,825	Kloeckner & Co.†	9,446,624
	TRANSPORTATION INFRASTRUCTURE – 0.4%
20,694	Hamburger Hafen und Logistik	1,610,506
	WIRELESS TELECOMMUNICATIONS SERVICES – 0.8%
165,646	Freenet†	3,053,217
	Total Common Stocks (cost $186,296,476)	323,827,118
	PREFERRED STOCKS – 7.9%
	HEALTHCARE EQUIPMENT & SUPPLIES – 6.8%
263,465	Fresenius	22,774,494
93,566	Sartorius	2,973,136
		25,747,630
	TEXTILE, APPAREL & LUXURY GOODS – 1.1%
110,000	Hugo Boss	4,075,875
	Total Preferred Stocks (cost $12,811,359)	29,823,505
	Total Investments in German Securities (cost $199,107,835)	353,650,623
INVESTMENTS IN DUTCH COMMON STOCKS – 4.4%
	AEROSPACE & DEFENSE – 2.9%
569,645	EADS†	10,804,922

Shares	Description	Value(a)
	LIFE SCIENCES TOOLS & SERVICES – 1.5%
290,887	Qiagen*†	$5,893,267
	Total Investments in Dutch Common Stocks (cost $13,494,796)	16,698,189
	Total Investments in Common and Preferred Stocks – 98.1% (cost $212,602,631)	370,348,812
SECURITIES LENDING COLLATERAL – 15.4%
	Daily Assets Institutional Fund, 2.74%(b)(c) (cost $58,104,023)	58,104,023
	Total Investments – 113.5% (cost $270,706,654)	428,452,835
	Other Assets and Liabilities, Net – (13.5)%	(50,852,415)
	NET ASSETS – 100.0%	$377,600,420

*  Non-income producing securities.

†  All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2008 amounted to $55,233,593 which is 14.6% of the net assets.

(a)  Values stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at the period end.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND June 30, 2008 (unaudited) (continued)

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 – Quoted Prices	$428,452,835
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$428,452,835

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (unaudited)

ASSETS
Investments: Investments, at value, (cost $212,602,631) — including $52,233,593 of securities loaned	$370,348,812
Investment in Daily Assets Fund Institutional (cost $58,104,023)*	58,104,023
Total investments, at value (cost $270,706,654)	428,452,835
Foreign currency, at value (cost $9,167,316)	9,365,087
Receivable for investments sold	160,712
Dividends receivable	94,135
Foreign withholding tax refund receivable	455,959
Interest receivable	118,701
Other assets	18,559
Total assets	438,665,988
LIABILITIES
Cash overdraft	351,877
Payable upon return of securities loaned	58,104,023
Payable for fund shares repurchased	243,520
Payable for investments purchased	1,894,261
Management fee payable	177,586
Investment advisory fee payable	84,103
Payable for Directors' fees and expenses	44,509
Accrued expenses and accounts payable	165,689
Total liabilities	61,065,568
NET ASSETS	$377,600,420
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$432,308,125
Cost of 14,938,483 shares held in treasury	(179,569,891)
Undistributed net investment income	3,259,398
Accumulated net realized loss on investments and foreign currency	(36,351,147)
Net unrealized appreciation on investments and foreign currency	157,953,935
Net assets	$377,600,420
Net asset value per share ($377,600,420 ÷ 19,810,858) shares of common stock issued and outstanding)	$19.06

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2008
NET INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $893,498)	$7,445,489
Interest	86,853
Interest — Cash Management QP Trust	5,086
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	519,796
Total investment income	8,057,224
Expenses:
Management fee	1,106,317
Investment advisory fee	529,995
Custodian fee	78,248
Services to shareholders	18,928
Reports to shareholders	48,642
Directors' fees and expenses	106,752
Professional fees	253,943
NYSE Listing fee	12,612
Insurance	11,800
Miscellaneous	11,676
Net expenses	2,178,913
Net investment income	5,878,311
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments	19,429,314
Foreign currency	800,205
Change in net unrealized appreciation (depreciation):
Investments	(43,549,386)
Foreign currency	(146,329)
Net gain (loss)	(23,466,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,587,885)

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,878,311	$4,188,587
Net realized gain on:
Investments	19,429,314	64,350,706
Foreign currency	800,205	846,566
Change in net unrealized appreciation (depreciation) on:
Investments	(43,549,386)	27,839,655
Foreign currency	(146,329)	324,290
Net increase (decrease) in net assets resulting from operations	(17,587,885)	97,549,804
Distributions to shareholders:
Net investment income	(1,178,719)	(14,758,795)
Capital share transactions:
Cost of shares tendered (4,960,940 and 0 shares, respectively)		(83,810,120)
Cost of shares repurchased (32,900 and 0 shares, respectively)	(546,494)	—
Net decrease in net assets from capital share transactions	(84,356,614)	—
Total increase (decrease) in net assets	(103,123,218)	82,791,009
NET ASSETS
Beginning of period	480,723,638	397,932,629
End of period (including undistributed net investment income of $3,259,398 and distributions in excess of net investment income of $1,440,194 as of June 30, 2008 and December 31, 2007, respectively)	$377,600,420	$480,723,638

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30, 2008		For the years ended December 31,
	(unaudited)		2007	2006	2005		2004		2003
Per share operating performance:
Net asset value:
Beginning of period	$19.38		$16.04	$11.29	$10.51		$8.72		$4.53
Net investment income (loss)	.28	(a)	.17 (a)	.04 (a)	(.01	)(a)	(.01	)(a)	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(.66)		3.77	4.91	1.32		2.00		4.17
Increase (decrease) from investment operations	(.38)		3.94	4.95	1.31		1.99		4.17
Increase resulting from share repurchases	.00	(b)	—	.01	.04		.08		.05
Distributions from net investment income	(.06)		(.60)	(.21)	(.55)		(.28)		(.03)
Increase resulting from tender offer			.12
Dilution in net asset value from dividend reinvestment	—		—	—	(.02)		.00	(b)	.00 (b)
Net asset value:
End of period	$19.06		$19.38	$16.04	$11.29		$10.51		$8.72
Market value:
End of period	$16.32		$17.48	$14.47	$10.19		$9.05		$7.16
Total investment return for the period†:
Based upon market value	(6.32	)%***	25.14%	44.13%	18.94%		30.50%		102.42%
Based upon net asset value	(1.32	)%***	25.17%	43.94%	13.68%		24.44%		93.07%
Ratio to average net assets:
Total expenses	1.14	%**	1.00%*	1.30%*	1.64	%*	1.24	%*	1.40%*
Net investment income (loss)	1.53	%****	.90%	.31%	(.07)%		(.08)%		.05%
Portfolio turnover	16.39	%***	47.42%	45.46%	51.70%		58.42%		86.07%
Net assets at end of period (000's omitted)	$377,600		$480,724	$397,933	$281,825		$265,810		$230,587

 (a) Based on average shares outstanding during the period.

 (b) Amount is less than $.005 per share.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any, at prices received under the Fund's reinvestment plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.00%, 1.30%, 1.63%, 1.24%, and 1.39% for 2007, 2006, 2005, 2004, and 2003, respectively.

  **  Annualized.

  ***  Not Annualized.

  ****  Not Annualized. The ratio for the six months ended June 30, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techni ques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited) (continued)

or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund lends securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (.07% annualized effective rate as of June 30, 2008) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may t erminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited) (continued)

amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The cost of investments at June 30, 2008 was $270,706,654 for United States Federal income tax purposes. Accordingly, as of June 30, 2008, net unrealized appreciation of investments aggregated $157,746,181, of which $166,363,911 and $8,617,730 related to gross unrealized appreciation and depreciation, respectively.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the six months ended June 30, 2008, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .86% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3.TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent function to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DISC aggregated $18,928, of which $14,628 is unpaid.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited) (continued)

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2008, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2008, were $63,917,627, and $146,611,891, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks, such as the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six months ended June 30, 2008 and the year ended December 31, 2007, the Fund purchased 32,900 and 0 of its shares of common stock on the open market at a total cost of $546,494 and $0, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 13.56% and 0%, respectively. These shares are held in treasury.

NOTE 7. TENDER OFFER

In connection with the previously announced settlement of the civil class action Daniels vs. The New Germany Fund, Inc., on December 21, 2007 the Fund commenced an in-kind tender offer for up to 4,960,940 of its shares of common stock, representing approximately 20% of its issued and outstanding shares at a price per share equal to 96% of the net asset value per share as of the close of regular trading on the New York Stock Exchange on February 4, 2008.

The tender offer expired on February 1, 2008. The Fund accepted 4,960,940 properly tendered shares at a price equal to 96% of the net asset value on February 4, 2008. The net asset value per share of the Fund's common shareholders was increased by approximately $0.12 per share as a result of the in-kind tender. Approximately 9,708,691 shares of common stock, or approximately 39% of the Fund's common stock outstanding, were tendered through the stated expiration date. In accordance with the terms of the tender offer, the Fund purchased shares on a pro rata basis from all tendering shareholders. Accordingly, on a pro rata basis, 51.0979% of shares of each shareholder who properly tendered were accepted for payment.

THE NEW GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 20, 2008. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect six Directors to serve for a term of various lengths and until their successors are elected and qualify.

	Number of Votes:
Director	For	Withheld
Detlef Bierbaum	14,588,087	1,117,522
Dr. Kurt W. Bock	14,591,216	1,114,394
John Bult	14,573,727	1,131,883
John H. Cannon	14,594,633	1,110,976
Werner Walbröl	14,578,075	1,127,535
Peter Zühlsdorff	14,567,872	1,137,737

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2008.

Number of Votes:
For	Against	Abstain
15,562,681	102,959	39,971

In addition to the four Class II nominees, Messrs. John Bult, John H. Cannon, Werner Walbröl and Peter Zühlsdorff proposed for re-election, the Nominating Committee of The New Germany Fund, Inc. recommended and all of the current members of the Board of Directors approved the nomination for election of two current directors of The Central Europe and Russia Fund, Inc. and The European Equity Fund, Inc., Mr. Detlef Bierbaum and Dr. Kurt W. Bock. The purpose for the additional directors' nominations is to conform membership across the Boards of all funds in the Family of Investment Companies consisting of the The Central Europe and Russia Fund, Inc., The New Germany Fund, Inc. and The European Equity Fund, Inc. The Family of Investment Companies are closed-end funds that share the same investment adviser and manager and hold themselves out as related companies. Messrs. Bierbaum and Bock will serve terms of office of various lengths an d until his successor is elected and qualifies.

With the election of the above-named Directors, The New Germany Fund, Inc. is governed by Detlef Bierbaum, Dr. Kurt W. Bock, John Bult, Ambassador Richard R. Burt, John H. Cannon, Richard Karl Goeltz, Dr. Franz Wilhelm Hopp, Dr. Friedbert H. Malt, Ernst-Ulrich Matz, Christian H. Strenger, Dr. Frank Trömel, Robert H. Wadsworth, Werner Walbröl and Peter Zühlsdorff.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site — www.newgermanyfund.com — (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM*

Director

DR. KURT W. BOCK*

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ERNST-ULRICH MATZ

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

RITA RUBIN**

Assistant Secretary

R-4292-1 (8/08)

*  Messrs. Bierbaum and Bock initially elected by shareholders on June 20, 2008.

**  Ms. Rubin appointed on July 21, 2008.

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or represen-tation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accu-racy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.newgermanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0.00	n/a	n/a
February 1 through February 28*	4,960,940	$16.89	n/a	n/a
March 1 through March 31	0	$0.00	n/a	n/a
April 1 through April 30	0	$0.00	n/a	n/a
May 1 through May 31	0	$0.00	n/a	n/a
June 1 through June 30**	32,900	$16.61	n/a	n/a

Total	4,993,840	$16.89	n/a	n/a

* On December 21, 2007 the Fund announced and commenced an in-king tender offer. The Fund approved the tender offer for up to 4,960,940 of its shares of common stock, representing approximately 20% of its outstanding shares. This tender offer expired on February 1, 2008 and 4,960,940 shares were tendered.

** All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2008